UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 31, 2008
Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-31817	42-1241468
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of		Identification
incorporation)		No.)

44 South Bayles Avenue
Port Washington, NY		11050-3765
(Address of principal		(Zip Code)
executive
offices)
(516) 767-6492
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 8.01. Other Events.
On October 31, 2008, in response to an inquiry during the Cedar Shopping Centers, Inc. (the “Company”) third quarter results conference call relating to lease expirations for 2009, the Company subsequently provided the information set forth on Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     99.1 Information relating to lease expirations during 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
CEDAR SHOPPING CENTERS, INC.

/s/ LEO S. ULLMAN Leo S. Ullman Chairman of the Board, Chief Executive Officer and President (Principal executive officer)
Dated: November 5, 2008